Rule 497 (e)
                                      Registration Nos. 333-143964 and 811-21944


                      FIRST TRUST EXCHANGE-TRADED FUND II

                    FIRST TRUST INDXX GLOBAL AGRICULTURE ETF
             FIRST TRUST INDXX GLOBAL NATURAL RESOURCES INCOME ETF
                                 (the "Funds")

              SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 1, 2016,
                         AS SUPPLEMENTED MARCH 18, 2016

                            DATED SEPTEMBER 26, 2016


      The Funds' Prospectus is revised in the following manner:

      1. The first paragraph and the three bullet points under the heading "Index Information -- First Trust Indxx Global Agriculture ETF -- Index Rebalancing" are replaced in their entirety with the following:

             The Index is reconstituted annually in March and rebalanced quarterly in March, June, September and December. Component changes are made after the close of trading on the third Friday of March, June, September and December and become effective at the opening on the next trading day.

      2. The first paragraph and the three bullet points under the heading "Index Information -- First Trust Indxx Global Natural Resources Income ETF -- Index Rebalancing" are replaced in their entirety with the following:

             The Index is reconstituted annually in June and rebalanced quarterly in March, June, September and December. Component changes are made after the close of trading on the third Friday of March, June, September and December and become effective at the opening on the next trading day.


   PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS FOR FUTURE REFERENCE